UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2010 (January 20, 2010)

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 17th Street, Suite 1600 North Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-4600

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Teton Energy Corporation (“Teton,” the “Company,” “we,” “us” or “our”), and the documents incorporated herein by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:

•	our ability to consummate our plan of reorganization as currently planned;
•	the potential adverse effects of the Chapter 11 proceeding on our liquidity and results of operations;
•	our ability to retain and motivate key executives and other necessary personnel while seeking to implement our plan of reorganization;
•	General economic and political conditions, including governmental energy policies, tax rates or policies, inflation rates and constrained credit markets;
•	The market price of, and supply/demand balance for, oil and natural gas;
•	Our success in completing development and exploration activities, when and if we are able to resume those activities;
•	Expansion and other development trends of the oil and gas industry; and
•	Changes in laws and regulations.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

Item 1.01   Entry Into a Material Definitive Agreement

The information set forth under Item 1.03 of this Current Report on Form 8-K relating to the Amended Plan Sponsorship Agreement is hereby incorporated into this Item 1.01 by reference.

Item 1.03   Bankruptcy or Receivership.

            As previously disclosed, on November 8, 2009, Teton Energy Corporation, a Delaware corporation (“Teton” or the “Company”) and each of its affiliated entities, Teton North America LLC, a Colorado limited liability company (“TNA”), Teton Piceance LLC, a Colorado limited liability company (“TP”), Teton DJ LLC, a Colorado limited liability company (“TDJ”), Teton Williston LLC, a Colorado limited liability company (“TW”), Teton Big Horn LLC, a Colorado limited liability company (“TBH”), Teton ORRI, LLC, a Colorado limited liability company (“TORRI”), and Teton DJCO LLC, a Colorado limited liability company (“Teton DJ” and collectively with TNA, TP, TDJ, TW, and TORRI, the “Subsidiaries,” and together with Teton, the “Debtors” ) filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code, in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (Case No. 09-13946 et seq.) (the “Chapter 11 Cases”).  The Chapter 11 Cases have been jointly administered.

On November 9, 2009, the Debtors filed with the Bankruptcy Court their Joint Chapter 11 Plan of Reorganization, which was amended on December 9, 2009 and January 14, 2010 (as the same may be further supplemented or amended, the “Plan”).  A confirmation hearing was held before the Bankruptcy Court on January 15, 2010 and January 20, 2010, and on January 20, 2010, the Bankruptcy Court entered a Findings of Fact, Conclusions of Law, and Order Confirming Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization and Granting Related Relief (the “Confirmation Order”) approving and confirming the Plan. A copy of the Plan as confirmed by the Bankruptcy Court and the Confirmation Order are attached hereto as Exhibits 2.1 and 99.1, respectively.

On January 22, 2010 (the “Effective Date”), the Plan became effective, after each of the conditions precedent to consummation of the Plan enumerated in Article VIII of the Plan were satisfied or waived.  The following is a summary of the material terms of the Plan, as confirmed by the Bankruptcy Court. This summary is qualified in its entirety by reference to the Plan.  Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings set forth in the Plan.

The Plan was consummated pursuant to the terms of that certain Amended Plan Sponsorship Agreement (the “Agreement”) by and between Caerus Oil and Gas LLC (“Caerus”) and the Debtors, dated effective as of December 15, 2009, pursuant to which Caerus agreed to fund the Plan by tendering the following consideration: (i) $20,050,000 in cash (including $750,000 from the application of the deposit), plus or minus any Post-Closing Reconciliation adjustment as described in the Agreement; (ii) a contractual participation right to 50% of the net profits (net of the costs for acquisition, exploration, development, operation and maintenance) of Teton DJCO, as reorganized, or a newly formed entity, owned directly or indirectly by Caerus, holding the WashCo Assets, pursuant to the terms of a contractual net profits agreement; and (iii) a contractual participation right to 50% of the net profits (net of the costs for acquisition, exploration, development, operation and maintenance) of TBH, as reorganized, or a newly formed entity, owned directly or indirectly by Caerus, holding the Big Horn Assets, pursuant to the terms of a contractual net profits agreement.

Pursuant to the Plan, on the Effective Date, among other things, (i) Teton converted its corporate form from that of a Delaware corporation to a Delaware limited liability company and was re-named “Teton Energy LLC;” (ii) Caerus acquired 100% of the membership interests in Teton, as reorganized; (iii) all assets held by the Debtors immediately before the Effective Date were re-vested in the pre-petition owners of those same assets, as reorganized Debtors, free and clear of all liens, claims, encumbrances and other interest; (iv) all equity interests in the Company, including but not limited to any outstanding common stock and preferred stock, were cancelled; (v) all claims of the holders of the Company’s 10.75% Secured Convertible Debentures and the Indenture Trustee were cancelled, released and discharged; and (vi) the Caerus’ Plan Funding Obligation was received and distributed pursuant to the Plan and the Agreement.

 Other than Administrative Claims and Priority Tax Claims (collectively, the “Unclassified Claims”), which were paid in full under the Plan, the claims and interests in the Debtors were divided into nine classes under the Plan:

•      Class 1 consists of Other Priority Claims, the holders of which were entitled to receive (i) Cash equal to the unpaid portion of the Face Amount of such Allowed Other Priority Claim, or (ii) such other treatment as to which such holder and Reorganized Teton shall have agreed upon in writing.

•      Class 2 consists of Other Secured Claims, the holders of which were entitled to receive (i) Cash equal to the value of its Allowed Other Secured Claim, (ii) a return of the holder's collateral securing the Other Secured Claim, or (iii) such other treatment as to which such holder and Reorganized Teton shall have agreed upon in writing.

•      Class 3 consists of Prepetition Secured Lender Claims, the holders of which were entitled to receive in full satisfaction, settlement, release, and discharge of and in exchange for all Prepetition Secured Lender Claims against the Debtors, that portion of the Auction Proceeds as set forth in Article V.E.2(a) of the Plan, but in no event less than the sum of $18,150,000 (subject to reduction pursuant to the Post-Closing Reconciliation adjustment) unless consented to in writing by the Prepetition Agent; provided, however, that the aggregate amount of the Auction Proceeds distributed to the Prepetition Agent for the benefit of the holders of Prepetition Secured Lender Claims shall be limited to the Prepetition Secured Indebtedness.

•      Class 4 consists of DIP Loan Claims, the holders of which were entitled to be paid in full in Cash on the Effective Date.

•      Class 5 consists of General Unsecured Claims, the holders of Allowed General Unsecured Claims were entitled to receive a Pro Rata share of the General Unsecured Claim and Debenture Claim Consideration, subject to adjustment as set forth in Article V.E.2(b) of the Plan. In addition, any Excess Auction Proceeds after satisfaction in full of the holders of Allowed Convertible Debenture Claims will be distributed Pro Rata to the holders of Allowed General Unsecured Claims until paid in full.

•      Class 6 consists of Convertible Debenture Claims, the holders of which were entitled to receive a Pro Rata share of the General Unsecured Claim and Debenture Claim Consideration, subject to adjustment as set forth in Article V.E.2(b) of the Plan.  In addition, any Excess Auction Proceeds will be distributed Pro Rata to the holders of Allowed Convertible Debenture Claims until such Claims are paid in full.

•      Class 7 consists of Trade Claims, the holders of which were entitled to receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Trade Claim, Cash equal to the amount of its Allowed Trade Claim (i) as paid pursuant to the Trade Claim Orders prior to the Effective Date of the Plan, and/or (ii) as paid pursuant to the Plan, which Plan distribution shall be made as soon as reasonably practicable after the later of the Effective Date, or (y) the date immediately following the date such Trade Claim becomes an Allowed Trade Claim.

•      Class 8 consists of Interests in the Subsidiaries, and the holder of which, the Company, after conversion from a Delaware corporation into a Delaware limited liability company on the Effective Date, retained such Interests.

•      Class 9 consists of Interests in Teton, which Interests in Teton were cancelled and each holder thereof shall not be entitled to, and shall not receive or retain any property or interest in property on account of, such Interests.

Immediately prior to the confirmation of the Plan, Teton had approximately 28.4 million shares of its common stock, $0.001 par value per share, issued and outstanding, and no shares of preferred stock outstanding. On the Effective Date, all equity interests of Teton, including but not limited to all outstanding shares of common stock, preferred stock, options, warrants or contractual or other rights to acquire any equity interests, were cancelled and extinguished.

In addition, on the Effective Date, the Company filed a cease trading request with the Financial Industry Regulatory Authority (“FINRA”). Accordingly, as of the Effective Date, Teton’s common stock has ceased trading and has been removed from the OTC quotation systems list.

Teton will file a Form 15 with the Securities and Exchange Commission to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Teton’s reporting obligations under the Exchange Act will consequently be suspended.

The foregoing summary of the Plan, the Agreement and the Confirmation Order is qualified in its entirety by reference to the definitive documents, copies of which are attached as Exhibits 2.1, 2.2 and 99.1, respectively, to this Current Report on Form 8-K.

Item 3.03   Material Modification to Rights of Security Holders

Pursuant to the Plan, all equity interests of Teton, including but not limited to all outstanding shares of common stock, preferred stock, options, warrants or contractual or other rights to acquire any equity interests, were cancelled and extinguished on the Effective Date.

In addition, on the Effective Date, the Company filed a cease trading request with the Financial Industry Regulatory Authority (“FINRA”).  Accordingly, as of the Effective Date, Teton’s common stock has ceased trading and has been removed from the OTC quotation systems list.

Teton will file a Form 15 with the Securities and Exchange Commission to deregister its common stock under Section 12(g) of the Exchange Act.  Teton’s reporting obligations under the Exchange Act will consequently be suspended.

Item 5.01   Changes in Control of Registrant.

As of the Effective Date, following the consummation of the Plan, Caerus owns 100% of the membership interests of the reorganized Teton.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           As of the Effective Date and pursuant to the Plan, the following officers and directors of Teton shall be deemed to have resigned: (i) James J. Woodcock, as Chairman of the Board and Interim Chief Executive Officer; (ii) Jonathan Bloomfield, as Executive Vice President and Chief Financial Officer, (iii) Dominic J. Bazile, II, as President, Chief Operating Officer and Director; and (iv) Thomas F. Conroy, as Director.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Plan, Teton converted its corporate form from that of a Delaware corporation to a Delaware limited liability company and was re-named “Teton Energy LLC.”  A copy of Teton’s Certificate of Conversion and Certificate of Formation is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01   Regulation FD Disclosure

Additional information about Teton’s reorganization, including access to Bankruptcy Court documents and other general information about the Chapter 11 Cases, is available at http://tetonenergyreorganization.com/.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization, dated January 14, 2010, as confirmed by the Bankruptcy Court on January 20, 2010.

2.2	Amended Plan Sponsorship Agreement, effective on December 15, 2009, between Teton, each of the Subsidiaries and Caerus Oil and Gas LLC (without exhibits).

3.1	Certificate of Conversion and Certificate of Formation.

99.1	Confirmation Order, as entered by the Bankruptcy Court on January 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2010

TETON ENERGY CORPORATION

By:	/s/ Jonathan Bloomfield
Jonathan Bloomfield
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization, dated January 14, 2010, as confirmed by the Bankruptcy Court on January 20, 2010.

2.2	Amended Plan Sponsorship Agreement, effective on December 15, 2009, between Teton, each of the Subsidiaries and Caerus Oil and Gas LLC (without exhibits).

3.1	Certificate of Conversion and Certificate of Formation.

99.1	Confirmation Order, as entered by the Bankruptcy Court on January 20, 2010.